DELAWARE GROUP EQUITY FUNDS III
Delaware Small Cap Growth Fund
Delaware Trend Fund

DELAWARE GROUP EQUITY FUNDS IV
Delaware Growth Opportunities Fund

(each, a "Fund")

Supplement to the current prospectuses of each Fund

The following replaces the information in the section entitled "Who manages the Fund - Portfolio managers" of each Fund's prospectuses:

Portfolio managers

Marshall T. Bassettt has primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Mr. Bassett regularly consults with Steven T. Lampe, Matthew Todorow and Lori P. Wachs. Mr. Bassett assumed responsibility for the Fund in April 2005.

Marshall T. Bassett, Senior Vice President/Chief Investment Officer - Emerging Growth, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the financial services and business services sectors for small- and mid-capitalization growth stocks. He previously served as a manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Matthew Todorow, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group; prior to that, he held positions at Keeton Capital Management.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

This Supplement is dated April 14, 2005.